Contingencies	12 Months Ended
Mar. 31, 2026
Disclosure of contingencies [Abstract]
Contingencies

35. Contingencies

a)	Claims against the Group not acknowledged as debts includes demands from Indian Income Tax authorities for payment of tax amounting to ₹ Nil (previous year: ₹ Nil).
b)	Contingencies due to certain Service Tax claims as at March 31, 2026 amounted to ₹ 476 (previous year: ₹ 416).
c)	Contingencies due to certain Sales Tax claims as at March 31, 2026 amounted to ₹ 13 (previous year: ₹ 13)*.
d)	Contingencies due to certain Goods And Services Tax claims as at March 31, 2026 amounted to ₹ 1,212 (Previous Year: ₹ 1,131)*.
e)

Contingencies due to certain Goods And Services Tax claims for which tax liability amounting to ₹ 41 has been paid under amnesty scheme. The appeal has been withdrawn and application is submitted for settlement of dispute under amnesty scheme. Interest and penalty under dispute is ₹ 141. All these cases have been settled during the fiscal year 25-26.

f)

The Group is subject to legal proceedings and claims which are arising in the ordinary course of business. The management does not reasonably expect that these legal actions, when ultimately concluded and determined, will have material and adverse effect on the Group's results of operations or financial conditions.

g)

The Group’s assessments in India are completed for the years up to March 31, 2024. The Company has received demands on multiple tax issues. These claims are primarily arising out of the disallowances of certain expenses and adjustments of certain unearned incomes.

The appeals filed against the said nature of adjustments before the appellate authorities have been allowed in favor of the Company by the Income Tax Appellate authority for the years up to March 31, 2020 which either has been or may be contested by the Income tax authorities before the Hon’ble Supreme Court of India.

*	Out of the above, an amount of ₹78 has been paid under protest.

Put Option:

A.      Sify Infinit Spaces Limited (SISL), subsidiary of the Sify Technologies Limited has issued Compulsorily Convertible Debentures (CCD) to Kotak Special Situations Fund (KSSF) with initial subscription of ₹ 2,020 with subsequent subscription of ₹ 1,980 during the year 2021-2022 and 2022-23 and an option to request additional ₹ 6,000.This Debenture Subscription Agreement is supplemented by a Put Option Agreement with the Company to ensure KSSF has protective rights in case there is contract breach or conditions for conversion is not met over the term of the instrument.

SISL has executed a Waiver Cum Amendment Agreement (‘WCA’) dated September 25, 2025, with KSSF amending the Debenture Subscription Agreement (‘DSA’). This WCA becomes effective and binding on the Parties from the date of filing of the Draft Red Herring Prospectus (‘DRHP’) in relation to the proposed Initial Public Offering of its equity shares (‘Offer’) with SEBI and shall remain effective until such time WCA is terminated. As per the WCA, the Compulsory Convertible Debentures (‘CCDs’) held by KSSF shall be fully, mandatorily, compulsorily and automatically convertible into equity shares upon earlier of:

1.       October 01, 2031, for KSSF without any act or application by KSSF;

2.       Prior to filing the updated DRHP with Securities and Exchange Board of India ('SEBI') and the updated DRHP shall be filed within 10 business days from the conversion or such other extended time as may be mutually agreed;

3.       At any time as may be required by KSSF.

Pursuant to SISL filing DRHP on October 16, 2025 with Securities and Exchange Board of India (‘SEBI’), BSE Limited and National Stock exchange of India Limited in connection with the Offer and in compliance with the SEBI (ICDR) Regulations, 2018, which prescribes that an Issuer shall not be eligible to make an initial public offer if there are any outstanding convertible securities or any other right which would entitle any person with any option to receive equity shares of the issuer, on February 7, 2026, SISL has converted the outstanding CCDs held by KSSF into equity shares.

B.      The WCA shall stand automatically terminated upon the earlier of the following dates:

1.       Twelve months from the date of receipt of final observations from SEBI;

2.       Exit Long Stop Date as defined in the DSA;

3.       the date on which the Board decides not to undertake the IPO or decides to withdraw the IPO or any offer document filed with any regulator/ authorities in respect of the IPO;

4.       the date on which the offer agreement executed between the Company, KSSF and the BRLMs, is terminated;

5.       this WCA being terminated by the mutual written agreement of all Parties, including if the listing of the Equity Shares pursuant to the IPO is not completed by then, subject to a withdrawal of the DRHP upon such termination.

In case of termination of WCA, the provisions of the DSA (as existing prior to the execution of WCA) shall

1.                    immediately and automatically stand reinstated with full force and effect without any further action or deed required on the part of any Party; and

2.                    be deemed to have been in force during the period between the date of execution of this WCA and the date of termination of this WCA, without any break or interruption whatsoever.

Unrecognized contractual commitments from physical PPAs

Estimated future cash flows from buying electricity under physical PPAs in force at the reporting date are set out below. The reported amounts do not represent the full commitment under these contracts.

	Year 1	Year 2 - 5	Year 6 - 10	After Year 10
Estimate at March 31, 2026	1,226	4,664	5,324	4,812

The above estimates are based on volume expectations that we have developed based on past experiences.

Europe India Gateway:

The Group has entered into a contract with Emirates Integrated Telecom  (“the Emirates”) for the construction and supply of undersea cable capacity from the Europe India Gateway. As per the contract with Emirates, the Group is required to pay its share of decommissioning costs, if any, that may arise in the future. No provision has been made by the Group for such decommissioning costs as the amount of provision cannot be measured reliably as of March 31, 2026. The capacity under the mentioned facility would be upgraded over a period of time.

Legal proceedings:

a)	Proceedings before Department of Telecommunications

Adjusted Gross Revenue (AGR):

Sify was issued a Unified License (non-access/non-mobile license) pursuant to which Sify provides ISP, NLD & ILD services to enterprise customer and continues to comply and pay a license fee on the licensed activities.

DoT demanded a license fee on the non-telecom business revenue on both mobile license holders and non-mobile license holders, including Sify. The demand made by DoT was challenged by mobile (access license) operator and the Supreme Court held that mobile operators have to pay the license fee on the gross revenue as they were using spectrum and had opted for migration package. The Supreme Court later clarified that this judgement was not applicable to non-access/non-mobile operators.

The Supreme Court had by its order dated June 10, 2020, accepted the stance of the DoT that the licenses of PSUs are different and the judgement of October 24,2019 could not be made the basis for raising demands against PSUs as they are not in the actual business of providing Mobile Services to the General Public.

DoT had also issued a demand notice to Sify and to other non-mobile operators seeking to charge a license fee on the non-telecom revenue. Sify challenged the demands before the Madras High Court in 2013 and the demands were stayed. Meanwhile one of the non-access and non- mobile license holder, similar to the license held by Sify, challenged the demand made by DoT before TDSAT, Delhi. TDSAT vide its Order dated February 28, 2022 quashed the demands made by DoT seeking license fee, interest on license fee, penalty and interest on penalty on the revenue accruing from other business revenue (i.e. non-telecom) other than the licensed based activities.

DoT issued a demand notice on August 22, 2013 to the Company demanding license fee on the non-telecom revenue against which the Company filed petitions before the Madras High Court. After finally hearing the parties, the Hon’ble Madras High Court vide its judgement dated April 30, 2024 quashed the 18 demands made by DoT and held that DoT cannot claim license fee on the non-telecom revenue.

DoT has appealed before the Madras High Court challenging the judgement dated April 30, 2024 and the Madras High Court had stayed the judgement dated April 30, 2024 and this was challenged by Sify before the Madras High Court and the order was passed in favor of Sify that no coercive action to be taken by DoT pending disposal of the Writ Appeal.

On May 22, 2025, DoT invoked the bank guarantee submitted by Sify without any notice or intimation, claiming that Sify has failed to pay the license fee on “Other Income” for the FY 2020-21, 2021 - 22 and 2023 – 24 and encashed a sum of ₹68.70 million despite several requests and objections submitted by Sify.

Sify submitted its objection and sought clarification on the invocation of bank Guarantee. Further a representation was also submitted to Member Finance and Joint Controller of DoT on the invocation of BG. However, no workings were provided by DoT till date. By letter dated May 28, 2025 and June 11,2025, DoT called upon Sify to replenish the BG for a sum of ₹68.70 million and informed to take further action. Sify accordingly replenished the BG under protest and without prejudice to rights.

On July 10, 2025, Sify filed writ petitions with the  Madras High Court challenging the order of invocation of BG and sought for refund of the encashed amount. The  Madras High Court granted interim injunction against DoT and tagged the petitions along with the Writ Appeals. The Writ petitions are pending for final arguments along with the Writ Appeal.

License fee on Pure Internet:

DoT migrated the licenses of few service providers, whose licenses expired in 2013 to UL regime and demanded license fee on pure Internet only from those migrated service providers without providing level playing field on pure internet services. However, the Company through Internet Service Providers Association of India  challenged the said condition before TDSAT. TDSAT by its order dated October 18, 2019 set aside the demand made by the DoT and held that license fee is not chargeable on the Internet Service Providers. DoT has filed appeal before Supreme Court and the appeal is pending for final hearing.

Subsequently DoT notified level playing field for all the telecom licensed operator and accordingly the company has started paying AGR on pure internet effective as of April 1, 2022 pursuant to the notification issued by DoT.

(b) Online Exam case:

(i) The Company has conducted online examinations for more than a decade using its platform (I-Test) and delivered large volume online examinations for several reputed clients including Staff Selection Commission (“SSC”) (customer), and is certified on quality and security for CMMI Level 5 and CERT-in. After technical evaluation, the Company was awarded a contract dated April 12, 2016 for a period of two years and accordingly Sify had successfully conducted 15 such Pan India online examination under the supervision of customer for more than 20 million candidates with 40,000 unique questions. In one of the combined group level examinations dated February 21, 2018, screenshots of a few of the questions appeared on social media. The Company brought to the notice of the Chairman of the customer and the said question paper was cancelled and the candidates were asked to redo the examination with different set of question paper within couple of hours. Further at the request of customer, re-examination was also conducted after couple of weeks. Hence there was no damage to the sanctity of the examination as immediate action was taken jointly by the Company and customer. However, some parties provoked candidates and continued to claim that the question paper was leaked and insisted customer to cancel the entire examination process. As few candidates continued to protest, the GOI directed the investigating authority to conduct an enquiry into the allegations. A public interest litigation was also filed before the Hon’ble Court for cancellation of the examination process. However, the Hon’ble Court appointed a high-level technical committee to conduct enquiry and submit a report to the Court.

A detailed report was submitted by the committee and investigating team before the Hon’ble Court, which held that there was no evidence to show that the examination process was tainted and hence the PIL stood dismissed. Accordingly, SSC released all the payments to Sify for the examination. In 2018, the investigating authority filed its final report stating that one of the candidate along with her husband engaged in malpractice with a sole intention to cancel the examinations uploaded few questions in the social media. There was no allegations against Sify or its employee. After 4 years, the investigating authority chose to file 3 additional supplementary chargesheet naming the company and one of its employee for not following the standard operating procedure. The Company believes that it had successfully delivered the examination in terms of RFP and the consideration was released by customer after receiving the report from the Committee.

The investigating agency chooses to name the Company and one of its employees in the chargesheet filed before the CBI Court. Three CBI cases were listed for arguments on admission of charges.

(ii) The Department of Education, Bihar issued an order of blacklisting, after the Company had conducted several online examinations, alleging deficiency without taking into account the deficiency of the agency responsible for the questions, SCERT. A representation was made by the Company along with all the required documents seeking revocation of the Order of blacklisting. While the Company’s representation for revocation of the order was pending for consideration, the Company was advised to file a petition before the High Court, Patna. Accordingly, the petition filed by Sify to revoke the order of blacklisting was set-aside by Chief Justice of the Patna High Court by its order dated April 16, 2025 on merits after hearing both the parties and in the same order the Patna High Court had remitted the matter back to the concerned authority for renewed consideration of the reasons provided by the Company. Subsequently, the Department of Education conducted a meeting on July 8, 2025, as per the direction of the Patna High Court and had issued an order on July 21, 2025, debarring the Company from participating in education tenders in Patna until March 31, 2026. The Company challenged the debarment order before the Patna High Court and on a hearing before the Patna High Court on October 8, 2025, both the Company and the Department of Education presented their arguments. On  October 14, 2025 the Patna High Court had passed orders dismissing the writ petition filed by the Company.

Subsequently the Company had preferred a Special Leave Petition (SLP) before the Supreme Court challenging the dismissal order of the Patna High Court and when the matter was taken up for hearing the Supreme Court was not convinced to and had shown intent to dismiss the SLP hence the Company had taken leave of the court and withdrew the SLP with the liberty to prefer review before the Patna High Court. Subsequently the Company had filed review petition before the Patna High Court and on  March 18, 2026 the Patna High Court had heard the arguments and passed an order categorically mentioning that “the period of blacklisting came to end on March 31, 2026, and will not come in the way or work to the detriment of the petitioner (Sify) in participating in any fresh tender, in future, if otherwise, the petitioner is found eligible” and disposed the review petition.

c) Others:

1)       The company is party to additional legal actions arising in the ordinary course of business. Based on the available information as at March 31, 2026, the Company believes that it has adequate legal defenses for these actions and that the ultimate outcome of these actions will not have a material adverse effect on the Company's financial position and results of operations.

2)       The Company has received an order passed under section 7A of the Employees Provident Fund & Miscellaneous Provisions Act, 1952 from Employees Provident Fund Organisation (EPFO) claiming provident fund contribution aggregating to ₹ 6.4 million on special allowances paid to employees. The company has filed a writ petition before High court of Madras and obtained the stay of demand. In February 2019, the Supreme Court held, in a similar case, that Special allowances paid by the employer to its employee will be included in the scope of basic wages and subject to provident fund contribution. However, the Supreme Court has not fixed the effective date of order.

3)       During the financial year 2019-2020, Directorate General of Goods and Services Tax Intelligence (DGGI) performed an inspection based on the analysis of service tax returns filed by the company in the past. The Company has been categorizing services relating to e-Learning and Infrastructure Management Services provided to foreign customers billed in convertible foreign currency under OIDAR services while filing its half-yearly service tax return. However, based on the Place of Provision of Services Rules then applicable under the Finance Act, 1994, Service Tax has to be paid for OIDAR services provided to foreign customers even if the conditions for qualifying as export of services are met. Hence, the DGGI contended that Service Tax should be paid on the services classified as OIDAR services in the returns. The total contended during the period April 2014 to November 2016 of Service Tax was ₹ 161.8 million and the Interest & Penalty as applicable. The Company believes that the services relating to e-learning and infrastructure management services will not fall under OIDAR services and also the activities covered under E-learning and IMS does not meet the conditions for taxation under the provisions applicable as OIDAR and hence there is no liability. However, during the investigation, the Company has paid ₹ 64.6 million under protest to continue the proceeding with the relevant adjudicating authorities. Thereafter, the DGGI has issued Show Cause Notice and the Company has replied on the same. The matter is pending with the Adjudicating Authority. The Company believes that no provision is required to be made against this demand. The amount of ₹ 64.6 million paid under protest is accounted as Balance with Service Tax authorities and disclosed under “Other non-current non-financial assets” Note.10 to the Consolidated Financial Statements.

4)       Sri Devara Suri Appa Rao and four others have initiated a Writ Petition before the High Court of Andra Pradesh, Amaravati bench challenging the allotment of land measuring approximately 0.25 acres by the State Government of Andhra Pradesh in Sy No.134 of Paradesipalem village in favor of Sify Infinit Spaces Limited (SISL) by way of G.O.Ms.No.29 dated August 1, 2025 as illegal, arbitrary and violative of the petitioner's right. The Petitioners claim to be the legal heirs of the late Sri Devara Appaya who was granted patta on March 03,1905. In 2007, the Visakhapatnam Urban Development Authority attempted to take possession of the property by classifying the property as Banjar Dry (uncultivated land). The petitioner had filed a revision petition before the Director of Survey and Settlement Mangalagiri and such is pending adjudication.

The Writ Petition had come for hearing previously on November 24, 2025 and the state government had argued that the Director of Survey and Settlement had dismissed the petition the Petitioners had filed before it and the order copy of the same will be placed before the High Court in the next hearing. The Writ Petition has come for hearing on February 11, 2026 and on hearing both side arguments the High Court had observed that the subject matter of alienation of the land and the revision petition was dismissed by the Director of Settlements – Revision Authority by its order dated October 20,2025 this writ petition was also disposed and the interim order granted also stood vacated.

Guarantees:

As at March 31, 2025, and 2026, guarantees provided by Sify on behalf of the Subsidiaries to banks and NBFCs amounts to approximately ₹ 2,522 and ₹ 1,887 respectively.